Organization and Principal Activities	12 Months Ended
Dec. 31, 2021
Organization and Principal Activities

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES
Cheetah Mobile Inc. (formerly known as Kingsoft Internet Security Software Holdings Limited) (the “Company”) is a limited company incorporated in the Cayman Islands under the laws of Cayman Islands on July 30, 2009. The Company and its consolidated subsidiaries and variable interest entities (“VIEs”) (collectively referred to the “Group”) are principally engaged in the provision of internet services (including provision of utility products and related services and mobile entrainment services) and artificial intelligence (“AI”) and other services. The Company conducts its primary business operations through its subsidiaries, VIEs and subsidiaries of VIEs.
Details of the Company’s principal subsidiaries and VIEs as of December 31, 2021 are as follows:

Company	Date of incorporation/ registration	Place of incorporation/ registration	Percentage of ownership (i)	Principal activities
Principal subsidiaries of the Company:
Cheetah Technology Corporation Limited (“Cheetah Technology”)	August 26, 2009	Hong Kong	100%	Investment holding, provision of internet products and related services
Beijing Kingsoft Internet Security Software Co., Ltd. (“Beijing Security”)	November 30, 2009	The PRC	100%	Provision of internet products and related services, sale of AI products
Conew Network Technology (Beijing) Co., Ltd. (“Conew Network”)	March 19, 2009	The PRC	100%	Provision of internet products and related services
Hongkong Zoom Interactive Network Marketing Technology Limited (“HK Zoom”)	July 4, 2014	Hong Kong	100%	Provision of AI and other services

Cheetah Information Technology Company Limited (“Cheetah Information”)	March 9, 2015	Hong Kong	100%	Investment holding

Company	Date of incorporation/ registration	Place of incorporation/ registration	Percentage of ownership (i)	Principal activities
Principal subsidiaries of the Company (continued):
Cheetah Mobile Singapore Pte. Ltd. (“Cheetah Mobile Singapore”)	May 27, 2015	Singapore	100%	Provision of internet products and related services
Cheetah Mobile Hong Kong Limited (“Cheetah Mobile Hong Kong”)	February 24, 2016	Hong Kong	100%	Investment holding
Multicloud Limited	July 20, 2017	Hong Kong	100%	Provision of internet products and related services
Beijing Kingsoft Cheetah Technology Co., Ltd.	April 30, 2015	The PRC	100%	Provision of internet products and related services
Jingdezhen Jibao Information Service Co., Ltd.	August 10, 2017	The PRC	100%	Provision of internet products and related services, sale of AI products
Japan Kingsoft Inc. (“Kingsoft Japan”)	March 9, 2005	Japan	41.9%	Provision of internet products and related services
Zhuhai Baoqu Technology Co., Ltd.	July 18, 2018	The PRC	75.0%	Provision of internet products and related services

VIEs:
Beijing Conew Technology Development Co., Ltd. (“Beijing Conew”)	December 22, 2005	The PRC	Nil	Dormant
Beijing Cheetah Mobile Technology Co., Ltd. (“Beijing Mobile”)	April 15, 2009	The PRC	Nil	Provision of internet products and related services
Beijing Cheetah Network Technology Co., Ltd. (“Beijing Network”)	July 18, 2012	The PRC	Nil	Provision of internet products and related services

(i)	Percentage of ownership is calculated on fully diluted basis.
VIE arrangements
Before December 2019, in order to comply with the PRC laws and regulations which prohibit foreign control of companies involved in internet value-added business, the Group operates its website and conducts substantially the majority of its internet value-added services in the PRC through Beijing Mobile, Beijing Network, and Beijing Conew and other VIEs (collectively referred to as the “VIEs”) and its wholly-owned subsidiaries. Except for Beijing Conew, the registered capital of the VIEs was funded by Beijing Security and Conew Network (each or collectively referred to as the “Former Primary Beneficiaries”) through loans extended to the VIEs’ shareholders (the “Nominee Shareholders”), Sheng Fu, who is the Company’s director, as well as Ms. Weiqin Qiu, Kun Wang and Wei Liu. The effective control of the VIEs is held by the Former Primary Beneficiaries, through a series of contractual agreements (the “Contractual Agreements”). As a result of the Contractual Agreements, the Former Primary Beneficiaries have the power to direct the activity that most significantly impacts the economic performance of the VIEs and receive the economic benefits of the VIEs.

The following is a summary of the Contractual Agreements amongst Beijing Security, as the Former Primary Beneficiary, Beijing Mobile, as the VIE and Beijing Mobile’s Nominee Shareholders before December 2019. Contractual Agreements entered with other VIEs, including but not limited to Beijing Network and Beijing Conew, are substantially similar:
Exclusive technology development, support, and consulting agreements
Pursuant to the exclusive technology development, support and consulting agreement entered into between the Former Primary Beneficiary and the VIE, the VIE engaged the Former Primary Beneficiary as its exclusive provider of management consulting services, technical development and support services in return for service fees of not less than 30% of the VIE’s pre-tax
revenue. The Former Primary Beneficiary has the sole right to adjust the services fees upon written request and shall exclusively own any intellectual property arising from the performance of this agreement. The agreements will remain effective unless terminated upon mutual agreement by both parties. During the term of the agreement, the VIE may not enter into any agreement with third parties for the provision of any technical or management consulting services without the consent of the Former Primary Beneficiary.
Loan agreements
Pursuant to the loan agreements among the Former Primary Beneficiary, the Nominee Shareholders and the VIE, the Former Primary Beneficiary granted loans to the Nominee Shareholders for their sole purpose of contributing to the registered capital of the VIE or in certain cases directly to the VIE under the VIE arrangements. As of December 31, 2021, the aggregate amount of these loans was RMB16,800 (US$2,636). At the option of the Former Primary Beneficiary, repayment may be requested at any time, which may be in the form of transferring the VIE’s equity interest to the Former Primary Beneficiary or its designees. The Nominee Shareholders may offer to repay part or the entire loans at any time, to the extent permitted by PRC laws, in the form of transferring the VIE’s equity interest to the Former Primary Beneficiary or its designees.
Exclusive equity option agreements
Pursuant to the exclusive equity option agreement entered into among the Former Primary Beneficiary, the VIE and the Nominee Shareholders, the Former Primary Beneficiary was granted an exclusive and irrevocable option to purchase, or designate a third party to purchase, all or part of the equity interest of the VIE held by the Nominee Shareholders. Without the prior written consent of the Former Primary Beneficiary, the Nominee Shareholders shall not assign or transfer to any third party or create or cause any equity interest in whatsoever form to be created on, all or any part of the equity interest held in the VIE. In addition, dividends and any form of distributions are not permitted without the prior consent of the Former Primary Beneficiary. The exercise consideration is equal to the minimum price permitted under the PRC laws and any amount in excess of the corresponding loan amount shall be refunded by the Nominee Shareholders to the Former Primary Beneficiary or the Former Primary Beneficiary may deduct the excess amount upon payment of consideration. The Former Primary Beneficiary or its designee(s) may exercise such option at any time until it has acquired all the equity interest of the VIE. The agreement will remain effective until all the equity interests held by the Nominee Shareholders have been lawfully transferred to the Former Primary Beneficiary or its designee(s) pursuant to the terms of the agreement.

Equity pledge agreements
Pursuant to the equity pledge agreement entered into among the Nominee Shareholders, the VIE and the Former Primary Beneficiary, the Nominee Shareholders pledged all of their equity interest in the VIE to the Former Primary Beneficiary as collateral for all of their payments due to the Former Primary Beneficiary and to secure their obligations under the above agreements. Without the prior written consent of the Former Primary Beneficiary, the Nominee Shareholders may not assign or transfer to any third party or create or cause any equity interest in whatsoever form to be created on, all or any part of the equity interest they hold in the VIE. The Former Primary Beneficiary is entitled to transfer or assign in full, or in part, the equity interest pledged. In the event of default, the Former Primary Beneficiary as the pledgee, has first priority to be compensated through the sale or auction of the pledged equity interest. The Nominee Shareholders agree to waive their dividend rights in relation to all of the pledged equity interest until such pledge has been lawfully discharged. The equity pledge agreement will remain effective until all the obligations under these agreements have been satisfied in full or all of the guaranteed liabilities have been repaid.
Shareholder voting proxy agreements
Pursuant to the shareholder voting proxy agreement signed among the Nominee Shareholders, the VIE and the Former Primary Beneficiary, each of the Nominee Shareholders irrevocably nominates, appoints and constitutes any person designated by the Primary Former Beneficiary as its attorney-in-fact
to exercise on such shareholder’s behalf any and all rights that such shareholder has in respect of its equity interest in the VIE (including but not limited to the voting rights and the right to nominate executive directors of the VIE). The shareholder voting proxy agreement is effective for an initial ten years and will be automatically renewed on an annual basis thereafter if the Former Primary Beneficiary does not provide notice of termination to the Nominee Shareholders thirty days prior to expiration.
Business operation agreements
Pursuant to the business operations agreement entered into among the Nominee Shareholders, the VIE and the Former Primary Beneficiary, the Nominee Shareholders must appoint candidates designated by the Former Primary Beneficiary as the members of the board of the VIE and the Former Primary Beneficiary has the right to appoint senior executives of the VIE. In addition, the VIE agrees not to engage in any transaction that may materially affect its assets, obligations, rights or operation without the prior written consent of the Former Primary Beneficiary. The Nominee Shareholders also agree to unconditionally pay or transfer to the Former Primary Beneficiary any bonus, dividends or any other profits or interest (in whatever form) that they are entitled to as shareholders of the VIE, and waive any consideration connected therewith. The agreement has a term of ten years, unless otherwise terminated by the Former Primary Beneficiary. Neither the VIE nor the Nominee Shareholders may terminate this agreement.

Spousal consent letters
The spouse of certain shareholder of the VIE has executed spousal consent letter. Pursuant to such letter, the spouses of certain shareholder of the VIE acknowledged that certain equity interest in the VIE held by and registered in the name of her spouse will be disposed pursuant to relevant arrangements under the shareholder voting proxy agreement, the exclusive equity option agreement, the equity pledge agreement and the loan agreement. This spouse undertakes not to take any action to interfere with the disposition of such equity interest, including, without limitation, claiming that such equity interest constitutes communal marital property.
On January 17, 2014, the Contractual Agreements were supplemented with financial support undertaking letters executed by the Former Primary Beneficiary to memorialize the Former Primary Beneficiary’s commitment to the VIEs and the commitment shall be retrospectively effective from the date the other contractual agreements were fully executed. Pursuant to the financial support undertaking letter, the Former Primary Beneficiary commits to provide unlimited financial support to the VIE to support their operations whether or not the VIE incurs any losses, and not request for repayment if the VIE is unable to do so.
Despite the lack of technical majority ownership, there exists a parent-subsidiary relationship between the Former Primary Beneficiaries and the VIEs through the irrevocable shareholder voting proxy agreements, whereby the Nominee Shareholders effectively assigned all of the voting rights underlying their equity interest in the VIEs to the Former Primary Beneficiaries. Furthermore, pursuant to the exclusive equity option agreements, which include a substantive kick-out
right, the Former Primary Beneficiaries have the power to control the Nominee Shareholders, and therefore the power to govern the activities that most significantly impact the economic performance of the VIEs. In addition, through the Contractual Agreements, the Former Primary Beneficiaries demonstrate its ability and intention to continue to exercise the ability to absorb substantially all of the expected losses and the majority of the profits of the VIEs, and therefore have the rights to the economic benefits of the VIEs.
Normally, the shareholders of the VIEs have the right to elect and terminate the executive directors of the VIEs, approve the annual budget, financial statements and significant investing and financing activities of the VIEs. However, pursuant to the shareholder voting proxy agreements, the shareholders of the VIEs have assigned all of their voting rights underlying the equity interest in the VIEs to any person(s) nominated, appointed or designated by the Former Primary Beneficiaries. Senior management of the Company, all employees of the Former Primary Beneficiaries, are generally responsible for the review and approval of sales contracts, credit approval policies, pricing policies, significant marketing promotions, product development, research and development, bandwidth and traffic expenditures, as well as the appointments and terminations of personnel. Therefore, the Former Primary Beneficiaries have the power to direct the activities of the VIEs that most significantly impact their economic performance.
Thus, Beijing Security and Conew Network are considered as the Former primary beneficiaries of the VIEs. As a result of the above, the Company, through the Former Primary Beneficiaries, consolidate the VIEs in accordance with SEC Regulation
S-X
3A-02
and Accounting Standards Codification (“ASC”) 810,
Consolidation
(“ASC 810”).

In December 2019, the following two agreements included in the Contractual Agreements for certain VIEs, including Beijing Conew, Beijing Mobile and Beijing Network, were amended and replaced to mainly include the following terms:

a.	Exclusive equity option agreements
The Company (i) has an exclusive option to purchase, when and to the extent permitted under PRC laws, all or part of the equity interests in the VIEs or all or part of the assets held by the VIEs, (ii) has an exclusive right to cause the Nominee Shareholders to transfer their equity interests in the VIE to the Company or any designated third party and (iii) may provide financial support to the VIEs (only to the extent permitted under PRC laws) when the VIEs become in need of any form of reasonable financial support in the normal operation of business. The Company will not request repayment of any outstanding loans or borrowings from the VIEs if the VIEs do not have sufficient funds or are unable to repay such loans or borrowings.

b.	Proxy agreements and power of attorney
The Nominee Shareholders of the VIEs agreed to irrevocably entrust all the rights to exercise their voting power and any other rights as shareholders of the VIEs to the Company or any third party designated by the Company. The Company, or any designated third party, as the Entrustee, shall have the right to exercise all the rights as shareholders of the VIEs in its sole discretion, and none of the Nominee Shareholders shall exercise any rights as shareholders of the VIEs without the prior written consent of the Company. The Nominee Shareholders of the VIEs have each executed an irrevocable power of attorney to appoint the Company as their attorney-in-fact
to vote on their behalf on all matters requiring shareholder approval.
As a result, the power and the rights pursuant to the Proxy Agreements and Power of Attorney have since been effectively reassigned from the Former Primary Beneficiaries to the Company which has the power to direct the activities of the VIEs that most significantly impact the VIEs’ economic performance. The Company is also obligated to absorb the expected losses of the VIE through the financial support as described above. Therefore, the Company has replaced the Former Primary Beneficiaries as the primary beneficiary of the VIEs, including but not limited to Beijing Conew, Beijing Mobile and Beijing Network since December 2019. As the VIEs were subject to indirect control by the Company through its PRC subsidiaries immediately before and direct control immediately after the Contractual Agreements were amended, the change of the primary beneficiary of the VIEs was accounted for as a common control transaction based on the carrying amount of the net assets transferred. Contractual Agreements for the VIEs effective since December, 2019 are substantially similar, including Exclusive equity option agreements and Proxy agreements and power of attorney with the Company and other agreements, including Exclusive technology development, support, and consulting agreements, Equity pledge agreements, Business operation agreements, with the Company’s subsidiary(ies).
The Company, in consultation with its PRC legal counsel, believes that (i) the ownership structure of the Group, including its subsidiaries in the PRC and VIEs does not result in any violation of all existing PRC laws and regulations; (ii) each of the Contractual Agreements amongst the primary beneficiary, the VIEs and the Nominee Shareholders of the VIEs governed by PRC laws, are legal, valid and binding, enforceable against such parties, and will not result in any violation of PRC laws or regulations currently in effect; and (iii) each of the Company’s PRC subsidiaries, VIEs and subsidiary of VIEs have the necessary corporate power and authority to conduct its business as described in its business scope under its business license, which is in full force and effect, and does not violate the articles of association.

However, uncertainties in the PRC legal system could cause the relevant regulatory authorities to find the current Contractual Agreements and businesses to be in violation of any existing or future PRC laws or regulations. If the Company, the Company’s PRC subsidiaries or any of its current or future VIEs are found in violation of any existing or future laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion in dealing with such violations, including levying fines, confiscating the income of the Company’s PRC subsidiaries, and the VIEs, revoking the business licenses or operating licenses of the Company’s PRC subsidiaries, and VIEs, shutting down the Group’s servers or blocking the Group’s websites, discontinuing or placing restrictions or onerous conditions on the Group’s operations, requiring the Group to undergo a costly and disruptive restructuring, restricting the Group’s rights to use the proceeds from this offering to finance the Group’s business and operations in PRC, or enforcement actions that could be harmful to the Group’s business. Any of these actions could cause significant disruption to the Group’s business operations and severely damage the Group’s reputation, which would in turn materially and adversely affect the Group’s business and results of operations. In addition, if the imposition of any of these penalties causes the Company to lose the rights to direct the activities of VIEs or the right to receive their economic benefits, the Company would no longer be able to consolidate the VIEs.
In addition, if the VIEs or the Nominee Shareholders fail to perform their obligations under the Contractual Agreements, the Group may have to incur substantial costs and expend resources to enforce the Primary Beneficiary’s rights under the contracts. The Group may have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief and claiming damages, which may not be effective. All of these Contractual Agreements are governed by PRC laws and provide for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts would be interpreted in accordance with PRC laws and any disputes would be resolved in accordance with PRC legal procedures. The legal system in PRC is not as developed as in other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the Group’s ability to enforce these contractual arrangements. Under PRC laws, rulings by arbitrators are final, parties cannot appeal the arbitration results in courts, and prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would incur additional expenses and delay. In the event the Group is unable to enforce these Contractual Agreements, the Company may not be able to exert effective control over its VIEs, and the Group’s ability to conduct its business may be negatively affected.

The assets and liabilities of the VIEs and subsidiaries of VIEs are as follows:

	As of December 31,
	2020	2021
	RMB	RMB	US$
Cash and cash equivalents	28,060	37,496	5,884
Restricted cash	144	144	23
Short-term investments	15	120,197	18,862
Accounts receivable, net	19,449	12,462	1,956
Prepayments and other current assets	72,422	21,906	3,438
Due from related parties (i)	744,930	761,270	119,460

Total current assets	865,020	953,475	149,623

Property and equipment, net	2,616	25,515	4,004
Operating lease right-of-use assets	20	3,529	554
Intangible assets, net	3,000	5,097	800
Long-term investments	296,801	272,169	42,709
Other non-current assets	667	45,990	7,217
Deferred tax assets	17,124	1,180	185

Total non-current assets	320,228	353,480	55,469

Total assets	1,185,248	1,306,955	205,092

Accounts payable	8,536	7,205	1,131
Accrued expenses and other current liabilities	110,065	147,097	23,083
Due to related parties (i)	948,241	1,053,536	165,323
Income tax payable	1,791	751	118

Total current liabilities	1,068,633	1,208,589	189,655

Deferred tax liabilities	16,913	—	—
Other non-current liabilities	5,228	7,947	1,247

Total non-current liabilities	22,141	7,947	1,247

Total liabilities	1,090,774	1,216,536	190,902

(i)
The balances due from and due to related parties of the VIEs and subsidiaries of VIEs mainly represented amounts due from subsidiaries of the Group. As of December 31, 2020, and 2021, amounts due from subsidiaries of the Group were RMB684,257 and RMB706,646 (US$110,888), respectively, while amounts due to subsidiaries of the Group were RMB927,892 and RMB1,024,511 (US$160,768), respectively, which were eliminated upon consolidation by the Company.

The carrying amounts of the assets, liabilities and the results of operations of the VIEs and their subsidiaries are presented in aggregate due to the similarity of the purpose and design of the VIEs and their subsidiaries, the nature of the assets in these VIEs and their subsidiaries and the type of the involvement of the Company in these VIEs and their subsidiaries.

The financial performance and cash flows of the VIEs and subsidiaries of VIEs are as follows:

	For the year ended December 31,
	2019	2020	2021
	RMB	RMB	RMB	US$
Revenues	586,404	659,626	320,942	50,363
Cost of revenues	335,912	194,103	205,955	32,319
Net loss	(88,559)	(8,825)	(8,489)	(1,332)
Net cash provided by (used in) operating activities	62,401	(36,196)	209,357	32,853
Net cash (used in) provided by investing activities	(69,386)	21,168	(255,027)	(40,019)
Net cash provided by financing activities	—	—	91,093	14,294
Effect of exchange rate changes on cash, cash equivalents and restricted cash	121	(53)	(35,987)	(5,647)
The revenue producing assets that are held by the VIEs and subsidiaries of VIEs primarily comprise of leasehold improvements, servers, licensed software, network equipment, acquired trade name and acquired domain name. Substantially all of such assets are recognized in the Group’s consolidated financial statements, except for certain Internet Content Provider Licenses, internally developed software, trademarks and patent applications which were not recorded in the Company’s consolidated balance sheets as they do not meet all the capitalization criteria. The VIEs and subsidiaries of VIEs also hire assembled work force on sales, research and development and operations whose costs are expensed as incurred.
As of December 31, 2021, there was no pledge or collateralization of the VIEs’ and their subsidiaries’ assets that can only be used to settle the obligations of the VIEs and their subsidiaries, other than aforementioned pledges in the equity pledge agreements and restricted cash. The creditors of the VIEs and subsidiaries of VIEs have no recourse to the general credit of the Company.